TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Tax Status [Line Items]
TAX STATUS

NOTE 5 - TAX STATUS

The sponsor of the volume submitter document has received a favorable determination letter from the Internal Revenue Service (“IRS”) dated October 6, 2020, stating that the form of the Plan is qualified under Section 401 of the Internal Revenue Code (the “Code”), and therefore, the related trust is tax exempt. In accordance with Revenue Procedure 2005-16, the Company has chosen to rely on the IRS determination letter issued to the sponsor of the volume submitter document as evidence that the form of the Plan is tax-qualified. The Plan has been amended since receiving the determination letter. Management believes the Plan is being operated in compliance with the applicable requirements of the Code and that the Plan is qualified and the related trust is exempt from taxation. The Plan is also required to be operated in conformity with the Code to maintain its tax-qualified status. The Plan Administrator believes that the Plan, which has been amended since the date of the determination letter, continues to be tax-qualified in both form and operation.

Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.